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Rymer Foods, Inc.
Rymer Meats, Inc.
Rymer International Seafood
4600 South Packer Avenue
Suite 400
Chicago, Illinois 60609
Attn: Mr. Ed Hebert
      President

Dear Mr. Hebert:

     1. Reference is hereby made to that certain Forbearance Agreement and Amendment dated as of January 7, 1996 (the "Forbearance Agreement and Amendment") by and among Rymer Meat Inc., an Illinois corporation ("RMI"), Rymer International Seafood Inc., an Illinois corporation ("RISI"), Rymer Foods Inc., a Delaware corporation ("RFI") and LaSalle National Bank, a national banking association ("LaSalle"). A copy of such Forbearance Agreement is annexed hereto as Exhibit A. Capitalized terms used without definition herein shall have the same meanings ascribed to such terms in the Forbearance Agreement and Amendment.

     2. Pursuant to the Forbearance Agreement and Amendment, the Forbearance Period is scheduled to terminate no later than January 27, 1996. Each Borrower and RFI has requested that LaSalle agree to modify the Forbearance Agreement and Amendment. LaSalle is willing to agree to such requests, but only subject to the terms and conditions set forth is this Letter Agreement.

     3. The Forbearance Agreement and Amendment is hereby amended as set forth below:

     A. Recital B of the Forbearance Agreement and Amendment is hereby amended by deleting from the second line thereof the phrase "Forbearance Events of Default" and substituting in lieu thereof the phrase "Specified Events of Default". All references in the Forbearance Agreement and Amendment to "Forbearance Events of Default" are hereby amended and substituted to be references to "Specified Events of Default".

     B. Recital C of the Forbearance Agreement and Amendment is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "C. Each Borrower and RFI has requested that LaSalle: (i) waive the Specified Events of Default in consideration for and subject to the payment of $25,000.00 (the "Waiver Fee") by the Borrowers to LaSalle; and (ii) agree to amend the Loan Agreement as provided herein."

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     C.   Section 4 of the Forbearance Agreement and Amendment is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "4. WAIVER AND WAIVER FEE. In consideration for payment by the Borrowers of the Waiver Fee, LaSalle hereby waives the Specified Events of Default. Each Borrower and RFI hereby agree that payment of the Waiver Fee may be effected by LaSalle immediately deducting from any account(s) of the Borrower(s) an aggregate amount equal to the amount of the Waiver Fee. Nothing in this Agreement shall be deemed to waive any Event of Default under the Loan Documents or this Agreement, whether now existing or hereafter occurring, other than the Specified Events of Default."

     D. Section 5 of the Forbearance Agreement and Amendment is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "5. COVENANT DATE. Notwithstanding anything herein or in the Loan Agreement to the contrary: (i) the January 1996 test date set for the financial covenants in Section 9 A through 9 E (inclusive) of the Loan Agreement is hereby amended such that there shall be no test date for January 1996 and the next test date for such financial covenants shall be as of February 29, 1996; and (ii) it shall be deemed an Event of Default hereunder and under the Loan Agreement if Borrowers fail to deliver to LaSalle by March 20, 1996, (x) financial statements of the Borrowers for the period ending February 29, 1996 in such detail as is reasonably required by LaSalle, and (y) a compliance certificate signed by the chief financial officer or secretary of each of the Borrowers, stating that no Event of Default has occurred and no event which upon notice or lapse of time, or both, would constitute an Event of Default has occurred and is continuing for the period ending February 29, 1996."

     5. Except as may be expressly set forth herein to the contrary, the Forbearance Agreement and Amendment remains unmodified and all other terms and conditions thereof remain in full force and effect.

          [Remainder of page intentionally left blank]

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     6.   This Letter Agreement may be signed in counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one agreement. This Letter Agreement shall be deemed effective upon: (i) execution and delivery hereof by each of the Borrowers, LaSalle and RFI; and (ii) payment in full of the Waiver Fee to LaSalle.

                                        LASALLE NATIONAL BANK  (As Agent and
                                        Lender)


                                        ---------------------------
                                          By:
                                                -------------------
                                          Title:
                                                -------------------

Hereby acknowledged, agreed and accepted, this ___ day of February, 1996, by each of the undersigned:

RYMER MEAT INC.                                   RYMER FOODS INC. (Guarantor)

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By:                                               By:
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Title:                                            Title:
      -----------------                                 ------------------------

RYMER INTERNATIONAL SEA FOOD INC.

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By:
      -----------------
Title:
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                                    EXHIBIT A

                       Forbearance Agreement And Amendment